Principal Funds, Inc.
Supplement dated June 21, 2023
to the Prospectus dated December 31, 2022
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR THE INTERNATIONAL EQUITY INDEX FUND
On August 1, 2023, in the Investment Advisor and Portfolio Managers section, delete the bullet point for Jeffrey A. Schwarte and replace with the following in alphabetical order:
•Tyler O’Donnell (since 2023), Portfolio Manager

MANAGEMENT OF THE FUNDS
On August 1, 2023, under The Manager and Advisor, remove all references to Jeffrey A. Schwarte and add the following in alphabetical order:
Tyler O’Donnell has been with Principal® since 2015. He earned bachelor’s degrees in Mathematics and Biochemistry from the University of Iowa and an M.B.A. from Iowa State University. Mr. O’Donnell has earned the right to use the Chartered Financial Analyst designation.